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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 22, 2005

                          PROLIANCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     1-13894                  34-1807383
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)

                  100 GANDO DRIVE, NEW HAVEN, CONNECTICUT 06513
          (Address of principal executive offices, including zip code)

                          (203) 401-6450 (Registrant's
                     telephone number, including area code)

                                 TRANSPRO, INC.
         (Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On July 28, 2005, Proliance International, Inc. ("Proliance")(formerly known as Transpro, Inc.) filed a Current Report on Form 8-K pertaining to the merger pusuant to which Modine Aftermarket Holdings, Inc. ("Modine
Aftermarket"), a former subsidiary of Modine Manufacturing Company, merged into
Proliance. In response to Item 9.01 of such Form 8-K, Proliance stated that it would file certain financial information pursuant to Item 9.01 within 71 calendar days after the date on which such 8-K was required to be filed. This
Amendment is filed to provide such financial information.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

     The financial statements of the Aftermarket Business of Modine
Manufacturing Company for the years ended March 31, 2005, 2004 and 2003 are attached to this report as Exhibit 99.2.

(b)  Pro Forma Financial Information.

     The unaudited pro forma combined Statements of Operations for the year ended December 31, 2004 and the three months ended March 31, 2005 are attached to this report as Exhibit 99.3. The unaudited pro forma combined Balance Sheet as of March 31, 2005 is also attached to this report as Exhibit 99.3.

(c)  Exhibits - The following exhibits are furnished, as part of this report:

3.1*  Amended and Restated Certificate of Incorporation of Proliance
      International, Inc.
3.2*  Amended and Restated Bylaws of Proliance International, Inc.
10.1* License Agreement between Proliance International, Inc. (as successor to
      Modine Aftermarket Holdings, Inc.) and Modine Manufacturing Company
10.2* Form of Director and Officer Indemnification Agreement
10.3* Proliance International, Inc. Equity Incentive Plan
10.4* Twelfth Amendment to Loan and Security Agreement
23.1  Consent of PricewaterhouseCoopers LLP
99.1* Press Release dated July 25, 2005
99.2  Modine Aftermarket financial statements for the years ended March 31, 2005
      2004 and 2003
99.3  Unaudited Pro forma Combined Financial Information

* Previously filed with the Securities and Exchange Commission as an Exhibit to
Proliance's Current Report on Form 8-K filed on July 28, 2005 and incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PROLIANCE INTERNATIONAL, INC.

Date: September 6, 2005               By: /s/ Richard A. Wisot
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                                          Richard A. Wisot
                                          Vice President, Treasurer, Secretary,
                                          and Chief Financial Officer

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